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                                                                   Exhibit 10(s)

                                 AMENDMENT NO. 9
                                       TO
                         BRUSH ENGINEERED MATERIALS INC.
                      SUPPLEMENTAL RETIREMENT BENEFIT PLAN
                         (December 1, 1992 Restatement)

         Brush Engineered Materials Inc., an Ohio corporation, hereby adopts Amendment No. 9 to the Brush Engineered Materials Inc. Supplemental Retirement Benefit Plan (December 1, 1992 Restatement) (formerly known as the Brush Wellman Inc. Supplemental Retirement Benefit Plan) (the "Plan").

                                       I.

         Article II of the Plan is amended by adding at the end thereof the following:

         Section 2.4 - Cessation of Benefit Accrual

                  Notwithstanding any other provision of the Plan to the contrary, John Grampa shall accrue no additional rights and benefits under the Plan after December 31, 2003. The rights and benefits under the Plan of John Grampa, except as contemplated in Section 4.lB, shall be determined as if the employment of John Grampa had terminated on December 31, 2003.

                                       II.

         Article IV of the Plan is amended by adding a new Section 4.lB immediately following Section 4.1A to provide as follows:

         Section 4.lB - Special Election

                  (i) Notwithstanding any other provision of the Plan to the contrary, except Section 9.5 (as contemplated in this Section 4.1B), John Grampa may make a one-time election, subject to the provisions of
         Section 4.1B(ii), to receive, in lieu of all benefits otherwise payable to or in respect of John Grampa under the Plan, a "cash amount" equal to $35,270 in accordance with Section 4.1B(ii) and such rules and procedures as may be established by the Company consistent with Section 4.lB(ii). The cash amount, if elected, shall be paid by the Company from the general assets of the Company in one or more payments, without interest thereon, not later than January 2, 2004.
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                  (ii) The following conditions apply to the Special Election under Section 4.lB(i):

                           (a) The election under Section 4.lB(i) may be made
                  only by delivery during a period beginning on December 10, 2003 and ending at 5:00 p.m. on December 26, 2003 by the Participant to the Company of a written election on a form prescribed therefor by the Company, which form shall be substantially in the form of Exhibit I attached hereto and made a part hereof;

                           (b) If John Grampa makes the election provided for
                  under Section 4.1A(i), neither John Grampa, John Grampa's Beneficiary, nor any other person claiming through or under John Grampa shall thereafter have any rights to modify such election and all provisions of the Plan shall be construed, interpreted, and applied accordingly;

                           (c) If John Grampa makes the election provided for
                  under Section 4.1B(i), neither John Grampa, John Grampa's Beneficiary, nor any other person claiming through or under John Grampa shall thereafter have any rights to any benefit under the Plan other than John Grampa's right to the cash amount provided for under Section 4.1B(i);

                           (d) Such election shall include a consent to
                  Amendment No. 9 to the Plan in accordance with Section 9.5 of the Plan; and

                           (e) Such election shall be irrevocable after delivery
                  thereof to the Company, and such election shall become effective upon delivery thereof to the Company.

                                      III.

         The changes to the Plan made by the foregoing Sections of this Amendment shall be effective on and after execution of this Amendment.

                        *              *              *

         Executed this 22nd day of December, 2003.

                             BRUSH ENGINEERED MATERIALS INC.

                              By:
                                  --------------------------------------------
                                  Vice President, Treasurer and Secretary

                              And:
                                  --------------------------------------------
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                                  Assistant Treasurer and Assistant Secretary
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                                                                       EXHIBIT I

                        CONSENT, AGREEMENT, AND ELECTION
                                    REGARDING
                                 AMENDMENT NO. 9
                                       TO
                         BRUSH ENGINEERED MATERIALS INC.
                      SUPPLEMENTAL RETIREMENT BENEFIT PLAN

         I hereby irrevocably consent to and agree to the adoption of Amendment No. 9 to the Brush Engineered Materials Inc. Supplemental Retirement Benefit Plan (December 1, 1992 Restatement) (the "Plan") and the terms and conditions of such Amendment No. 9. I hereby irrevocably make the election permitted under
Section 4.lB of the Plan, as added by such Amendment No. 9. The foregoing consent, agreement, and election are contingent upon the acceptance of this document by Brush Engineered Materials Inc.

         I understand and acknowledge the following:

         - For this consent, agreement, and election to be effective, it must be properly completed and delivered to Brush Engineered Materials Inc. at 17876 St. Clair Avenue, Cleveland, Ohio 44110-2697 to the attention of Michael C. Hasychak prior to 5:00 p.m. Eastern standard time on December 26, 2003.

         -        This consent, agreement, and election is irrevocable.

         - I have received from Brush Engineered Materials Inc. a copy of Amendment No. 9 to the Plan.

         - My consent, agreement, and election is a modification to any agreement with and/or obligation of the Company, my Employer, and/or any past, present or future affiliate or successor to the Company and/or my Employer to provide me with supplemental pension benefits.

         - My election will result in my receipt of the cash amount indicated in Amendment No. 9 to the Plan (the "Cash Amount"), without interest thereon, less applicable tax and/or other withholding.

         - The Cash Amount will be in lieu of all benefits otherwise payable to or in respect of me under the Plan and/or under any agreement with and/or obligation of the Company, my Employer, and/or any past, present or future affiliate or successor to the Company and/or my Employer to provide me with supplemental pension benefits.

         - The Cash Amount will not be counted in determining any benefit under any benefit plan or arrangement of the Company and/or my Employer, including the Plan, the Brush Engineered Materials Inc. Pension Plan, the Brush Engineered
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                  Materials Inc. Savings and Investment Plan, and the Brush
                  Engineered Materials Inc. Key Employee Share Option Plan. I have received a prospectus update to the Brush Engineered Materials Inc. Savings and Investment Plan (the "SIP") describing that the Cash Amount will not be counted as compensation under the SIP.

         - Capitalized terms used in this form that are not defined in this form have the meanings given them in the Plan.

         - In making this consent, agreement, and election I am not relying upon any advice or representation or information provided by Brush Engineered Materials Inc. or the Organization and Compensation Committee thereof, or any of their respective employees, officers, directors or other affiliates, or the Plan Committee, except the documentation the receipt of which I have acknowledged above and the information contained herein.

                                           -------------------------------
                                           John Grampa
                                           Date:  December 22, 2003




Accepted and Receipt acknowledged by
Brush Engineered Materials Inc.

By
   -----------------------------------

Title: Vice President, Treasurer and Secretary

Date:  December 22, 2003